UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 29, 2018
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Park Avenue, 8th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2018, the Board of Directors (the “Board”) of VICI Properties Inc. (the “Company”), based on the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board, adopted a long-term incentive compensation program (the “LTIP”) that provides for the granting of equity incentive awards under the VICI Properties Inc. 2017 Equity Incentive Plan (the “2017 Plan”) to the Company’s executive officers and certain other officers and employees as designated by the Compensation Committee. The LTIP was established in consultation with the Compensation Committee’s independent compensation consultant, and is intended to closely align the interest of the Company’s executive officers (and other eligible employees) with the interest of our stockholders. In particular, the LTIP is intended to focus our executive officers and other eligible employees on, and reward them for, achieving our long-term goals and enhancing stockholder value. For each fiscal year, the LTIP provides for annual grants of full value equity awards that are issued in two parts such that (i) 40% are time-based awards consisting of restricted common stock (“Time-Based Awards”) that vest over a three-year period and (ii) 60% are performance-based awards consisting of performance-based restricted stock units (“PSUs”) that vest based on the achievement of certain performance conditions over a three-year performance period.
Each fiscal year, the Compensation Committee will determine an aggregate target value (including the time-based and performance-based portions) of the annual LTIP Award (the “Aggregate Target Value”) for each participant. Unless otherwise determined by the Compensation Committee, the Aggregate Target Value for each participant is specifically proscribed in the participant’s employment agreement or offer letter (and is generally designated as a percentage (%) of his or her base salary). The performance conditions used for the performance-based portion of the LTIP, and the levels of performance (threshold, target and superior) required to be achieved under the program, will be set by the Compensation Committee annually (in the first quarter of each applicable year, other than with respect to 2018 given the timing of approving the LTIP). At the same time that the performance conditions and levels are set by the Compensation Committee, the Compensation Committee will review and establish the Aggregate Target Value of the annual award under the LTIP for each executive officer and other eligible employee for the applicable fiscal year.
The following summary of the LTIP, the Time-Based Awards, the PSUs, the form of LTIP Time-Based Restricted Stock Grant Agreement (the “Restricted Stock Award Agreement”) and the form of LTIP Performance-Based Restricted Stock Unit Grant Agreement (the “PSU Award Agreement”) does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Restricted Stock Award Agreement, a copy of which is filed herewith as Exhibit 10.1, and the form of PSU Award Agreement, a copy of which is filed herewith as Exhibit 10.2, and each of which is incorporated herein by reference. In addition, the following summary of the Restricted Stock Award Agreement and the PSU Award Agreement specifically describes the terms of such agreements as they relate to the Company’s executive officers with employment agreements.
Time-Based Portion of LTIP Award
The Time-Based Awards will be issued pursuant to a form of Restricted Stock Award Agreement, and be in the form of shares of restricted stock, which shall vest ratably over three years (provided, however, that, as discussed below, with respect to the Time-Based Awards under the 2018 LTIP Awards, the first vesting date shall be on March 31, 2019 and the next vesting dates shall be the next two anniversaries thereof). There are no performance conditions attached to the Time-Based Awards; the only requirement for vesting is continued service (except as otherwise provided in the participant’s employment agreement in specific instances such as terminations without “cause” or for “good reason”, including following a “change in control”). Dividends on the shares of restricted stock are held by the Company and deemed invested in the shares of common stock and are payable in cash only if and to the extent that the shares vest. As such, no dividends will be paid on unvested shares of restricted stock.
Performance-Based Portion of LTIP Award
The PSUs will be issued pursuant to a form of PSU Award Agreement. With respect to the portion of the LTIP Award that is performance based, 50% of the award will vest on the basis of the Company’s Absolute Total Stockholder Return and 50% of the award will vest on the basis of the Company’s Relative Total Stockholder Return versus the REIT Index (in each case based on actual results, as measured over a three-year performance period); provided, however, that the performance conditions for future awards may subsequently be changed by the Compensation Committee. The PSU Award Agreement provides that a recipient is granted a target number of restricted stock units and is eligible to earn from 0% to 200% of such target number of restricted stock units based on the level of achievement of the foregoing performance conditions during the applicable three-year performance period beginning on January 1 of the fiscal year of such grant and ending on December 31 of the third year following such grant.
As soon as practicable following the end of the performance period, the Compensation Committee shall determine the Company’s level of achievement of the performance conditions and the percentage of the target number of PSUs earned by the recipient pursuant to such criteria, and, therefore, the number of shares of common stock, if any, to be delivered. Vested PSUs shall be settled shortly thereafter, but in no event later than March 15th following the end of the performance period. If the Company’s performance is above threshold and between any two levels of performance (i.e., between threshold and target or between target and superior), the number of PSUs that will become vested will be determined based on linear interpolation between such goals. If the Company’s performance falls below the threshold level for the applicable performance condition (i.e., Absolute Total Stockholder Return or Relative Total Stockholder Return), no portion of the PSU subject to such performance component shall become vested. For avoidance of doubt, failure to achieve threshold of one performance condition (i.e., failure to achieve threshold for Absolute Total Stockholder Return or failure to achieve threshold for Relative Total Stockholder Return) shall not result in the forfeiture of the PSUs subject to the performance condition that is achieved. Notwithstanding the above, in the event that the Company’s Absolute Total Stockholder Return for the performance period is negative, the number of PSUs that vest based on Relative Total Stockholder Return shall not exceed the threshold level of PSUs for the Relative Total Stockholder Return performance condition, even if the Company’s Relative Total Stockholder Return exceeds Relative Total Stockholder Return threshold performance.
In the event a participant’s termination of employment prior to the expiration of the applicable performance period, any unvested PSUs (and any related dividend equivalents) shall be forfeited without consideration as of the date of such termination. Notwithstanding the foregoing, for participants with employment agreements (i) in the event of the death, disability, termination of employment without cause or resignation with good reason, a pro rata portion (determined based on the number of days elapsed between the start of the performance period through the date of termination) of the PSUs shall remain outstanding during the performance period and shall vest and be settled, if and to the extent, the applicable performance conditions are achieved at the end of the performance period and (ii) if the employment terminates during the performance period as a result of the Company’s decision not to renew the executive officer’s employment agreement (a “Company Non-Renewal”), the participant’s termination of employment shall be treated as a termination by the Company without cause as set forth in clause (i) of this sentence.
The PSU Award Agreement further provides that, in the event of a consummation of a change in control (as defined in the PSU Award Agreement) during the applicable performance period:

•
if the PSUs are not assumed or exchanged for an equivalent substitute award by the Company or its successor, the PSUs shall become vested and settled as of the date of consummation of the change in control based on the greater of target or actual performance through the date immediately prior to the consummation of the change in control if either (i) the executive officer is employed on the date of the change in control, or (ii) if the executive officer is party to an employment agreement with the Company, the executive officer is terminated within the six months prior to the change in control; and

•
if the PSUs are assumed or exchanged for an equivalent award by the Company or its successor in connection with a change in control and the executive officer’s employment with the Company is terminated during the applicable performance period (i) by the Company without cause, (ii) by the executive officer for good reason or (iii) at the scheduled expiration of the term of the executive officer’s employment agreement on account of a Company Non-Renewal, and any such termination set forth in clauses (i), (ii) or (iii) occurs within six months prior to the consummation of a change in control or on or within the twelve months following a change in control, then, notwithstanding anything else in the PSU Award Agreement to the contrary, the PSUs shall become vested and settled as of the date of consummation of the change in control based on the greater of target or actual performance through the date immediately prior to the consummation of the change in control.  Settlement of the PSUs in the event of such a termination within six month prior to or twelve months following a chance in control shall be on (i) the date of the change in control (if the termination occurred within six months prior to the consummation of the change in control), (ii) the date of termination of employment (if the termination occurs within twelve months following to the consummation of the change in control), or (iii) if required for tax purposes, the date the PSUs were to be originally settled absent the change in control.
With respect to the PSUs, dividends accumulate and are payable in cash only if and to the extent that the PSUs vest. As such, no dividends will be paid on unearned PSUs. The PSUs (and any related dividend equivalents) are subject to recoupment in accordance with any existing clawback or recoupment policy, or any clawback or recoupment policy that the Company is otherwise required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
2018 LTIP Awards
In connection with the adoption of the LTIP, the Compensation Committee approved the grant of the following awards to the Company’s executive officers for the 2018 fiscal year as set forth in the table below, such grants effective as of August 29, 2018. As discussed above, in future years, the grants will be made in the first quarter of the applicable fiscal year.

Participant and Position	Aggregate Amount of Target LTIP Award	Time-Based Award (40% of Aggregate Target LTIP) (1)	Performance-Based Award (60% of Aggregate Target LTIP)(2)
			Threshold (50%)	Target (100%)	Superior (200%)
Ed Pitoniak Chief Executive Officer	$1,812,500	$725,000	$543,750	$1,087,500	$2,175,000
John Payne President and Chief Operating Officer	$900,000	$360,000	$270,000	$540,000	$1,080,000
David Kieske EVP and Chief Financial Officer	$675,000	$270,000	$202,500	$405,000	$810,000
Samantha Gallagher EVP and General Counsel	$517,050	$206,820	$155,115	$310,230	$620,460

(1)
The number of restricted shares of common stock to be issued pursuant to the Time-Based Awards shall be determined by dividing the applicable dollar amounts by the 10-Trading Day volume weighted average price (determined in a manner consistent with prior grants) as of August 29, 2018.

(2)
The number of PSUs to be issued pursuant to the Performance-Based Awards shall be issued at an amount equal to the target amount set forth above, with the number of restricted stock units having been determined by dividing the applicable target dollar amount of such awards by the Monte Carlo grant date fair value per share as of August 29, 2018.

The time-based portion of the 2018 LTIP Awards will be issued pursuant to the Company’s standard form of Restricted Stock Grant Agreement and will vest in three equal installments on March 31, 2019, 2020 and 2021, subject to accelerated vesting as set forth in the 2017 Plan, the applicable award agreement or the applicable employment agreement.
With respect to the performance-based portion of the 2018 LTIP Awards, which will be issued pursuant to the form of PSU Award Agreement, 50% of the award will vest on the basis of the Company’s Absolute Total Stockholder Return and 50% of the award will vest on the basis of the Company’s Relative Total Stockholder Return versus the REIT Index (in each case based on actual results, as measured over the three-year performance period from January 1, 2018 to

December 31, 2020). The PSU Award Agreement for the 2018 LTIP Awards provides that the participant is granted a target number of restricted stock units (as set forth above) and is eligible to earn from 0% to 200% of such target number of restricted stock units based on the level of achievement of the foregoing performance conditions during such three-year performance period from January 1, 2018 through December 31, 2020.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of LTIP Time-Based Restricted Stock Grant Agreement
10.2	Form of LTIP Performance-Based Restricted Stock Unit Grant Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VICI PROPERTIES INC.

Date: August 30, 2018                    By:    /s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary